Josephine Chaus


                                                November 9, 1994


          Board of Directors
          Bernard Chaus, Inc.
          1410 Broadway
          New York, New York  10018

                Re: Extension of Due Date on Subordinated Notes of Bernard Chaus, Inc. (the "Company")


          Gentlemen:

          Reference is made to the Subordinated Notes payable to me by the Company which are set forth on Schedule A (the "Notes"), each of
          which become due and payable on July 1, 1995.   In view of the
          covenants under the Company's credit facility with BNY Financial Corp. which continue to prohibit payments of interest or principal under the Notes, I have agreed to extend the maturity date of the Notes for 90 days. This letter shall constitute an amendment to each of the Notes to extend the due date thereof until October 1, l995. Except as expressly modified herein, all of the provisions, terms and conditions contained in the Notes, as they may have been previously amended, shall remain in full force and effect.


                                                        Very truly yours,

                                                        /s/ Josephine Chaus

                                                        Josephine Chaus



          Accepted and agreed to:

          Bernard Chaus, Inc.

          By:   /s/  Wayne Miller
          Date:    11/9/94

          Subordinated Notes




          Payor:        Bernard Chaus, Inc.
          Payee:        Josephine Chaus


                Principal Amount                                Date


                $ 7,365,000             6/30/86 as amended by letters
                                         dated 6/15/88, 5/17/90,
                                         2/21/91, 7/31/91, 10/30/92,
                                         9/9/93, 10/18/93 and 12/31/93

                $   208,716             8/1/93 as amended by letter
                                         dated 10/18/93

                $ 1,311,500             8/1/93 as amended by letters
                                         dated 10/18/93 and 12/31/93

                $   181,056             12/31/93

                $   412,950             12/31/93